Commitments And Contingent Liabilities	12 Months Ended
Dec. 31, 2011
Commitments And Contingent Liabilities

13. Commitments and Contingent Liabilities

Leases and Other Commitments

Sunoco, as lessee, has noncancelable operating leases for marine transportation vessels, service stations, office space and other property and equipment. Total rental expense for such leases for the years 2011, 2010 and 2009 amounted to $126, $155 and $178 million, respectively, which include contingent rentals totaling $23, $16 and $17 million, respectively. Approximately 27 percent of total rental expense was recovered through related sublease rental income during 2011.

The aggregate amount of future minimum annual rentals (excluding approximately $20 million aggregate minimum payments attributable to SunCoke Energy) applicable to noncancelable operating leases, including amounts pertaining to lease extension options which are assumed to be exercised, are as follows (in millions of dollars):

	Current Lease Term	Lease Extension Options	Total
Year ending December 31:
2012	$81	$—	$81
2013	68	1	69
2014	50	2	52
2015	44	4	48
2016	36	6	42
Thereafter	128	164	292

Future minimum lease payments	$407	$177	584

Less: Sublease rental income			(65)

Net minimum future lease payments			$519

Approximately 20 percent of the aggregate amount of future minimum annual rentals applicable to noncancelable operating leases relates to time charters for marine transportation vessels.

Over the years, Sunoco has sold thousands of retail gasoline outlets as well as refineries, terminals, coal mines, oil and gas properties and various other assets. In connection with these sales, the Company has indemnified the purchasers for potential environmental and other contingent liabilities related to the period prior to the transaction dates. In most cases, the effect of these arrangements was to afford protection for the purchasers with respect to obligations for which the Company was already primarily liable. While some of these indemnities have spending thresholds which must be exceeded before they become operative, or limits on Sunoco’s maximum exposure, they generally are not limited. The Company recognizes the fair value of the obligations undertaken for all guarantees entered into or modified after January 1, 2003. In addition, the Company accrues for any obligations under these agreements when a loss is probable and reasonably estimable. The Company cannot reasonably estimate the maximum potential amount of future payments under these agreements.

Environmental Remediation Activities

Sunoco is subject to extensive and frequently changing federal, state and local laws and regulations, including, but not limited to, those relating to the discharge of materials into the environment or that otherwise relate to the protection of the environment, waste management and the characteristics and composition of fuels. As with the industry generally, compliance with existing and anticipated laws and regulations increases the overall cost of operating Sunoco’s businesses, including remediation, operating costs and capital costs to construct, maintain and upgrade equipment and facilities.

Existing laws and regulations result in liabilities and loss contingencies for remediation at Sunoco’s facilities and at formerly owned or third-party sites. The accrued liability for environmental remediation is classified in the consolidated balance sheets as follows (in millions of dollars):

	December 31,
	2011	2010
Accrued liabilities	$35	$29
Other deferred credits and liabilities	75	86

	$110	$115

The following table summarizes the changes in the accrued liability for environmental remediation activities which is largely attributable to activities at Sunoco’s retail sites (in millions of dollars):

	2011	2010	2009
Balance at beginning of period	$115	$116	$123
Accruals	25	28	32
Payments	(31)	(31)	(39)
Other	1	2	—

Balance at end of period	$110	$115	$116

In February 2012, Sunoco announced that it intends to contribute approximately $250 million by the end of 2012 to establish a segregated environmental fund by means of a captive insurance company to be used for the remediation of legacy environmental obligations. These legacy sites that are subject to environmental assessments include formerly owned terminals and other logistics assets, retail sites that Sunoco no longer operates, closed and/or sold refineries and other formerly owned sites.

Sunoco’s accruals for environmental remediation activities reflect management’s estimates of the most likely costs that will be incurred over an extended period to remediate identified conditions for which the costs are both probable and reasonably estimable. Engineering studies, historical experience and other factors are used to identify and evaluate remediation alternatives and their related costs in determining the estimated accruals for environmental remediation activities. Losses attributable to unasserted claims are also reflected in the accruals to the extent they are probable of occurrence and reasonably estimable. Such accruals are undiscounted. In general, each remediation site/issue is evaluated individually based upon information available for the site/issue and no pooling or statistical analysis is used to evaluate an aggregate risk for a group of similar items (e.g., service station sites) in determining the amount of probable loss accrual to be recorded. Sunoco’s estimates of environmental remediation costs also frequently involve evaluation of a range of estimates. In many cases, it is difficult to determine that one point in the range of loss estimates is more likely than any other. In these situations, existing accounting guidance requires that the minimum of the range be accrued. Accordingly, the low end of the range often represents the amount of loss which has been recorded.

Total future costs for the environmental remediation activities identified above will depend upon, among other things, the identification of any additional sites, the determination of the extent of the contamination at each site, the timing and nature of required remedial actions, the nature of operations at each site, the technology available and needed to meet the various existing legal requirements, the nature and terms of cost-sharing arrangements with other potentially responsible parties, the availability of insurance coverage, the nature and extent of future environmental laws and regulations, inflation rates, terms of consent agreements or remediation permits with regulatory agencies and the determination of Sunoco’s liability at the sites, if any, in light of the number, participation level and financial viability of the other parties. Management believes it is reasonably possible (i.e., less than probable but greater than remote) that additional environmental remediation losses will be incurred. At December 31, 2011, the aggregate of the estimated maximum additional reasonably possible losses, which relate to numerous individual sites, totaled approximately $165 million. This estimate of reasonably possible losses associated with environmental remediation is largely based upon analysis during 2011 and continuing into early 2012 of the potential liabilities associated with the establishment of the segregated environmental fund described above. It also includes estimates for remediation activities at current logistics and retail assets. This reasonably possible loss estimate in many cases reflects the upper end of the loss ranges which are described above. Such estimates include potentially higher contractor costs for expected remediation activities, the potential need to use more costly or comprehensive remediation methods and longer operating and monitoring periods, among other things.

Under various environmental laws, including the Resource Conservation and Recovery Act (“RCRA”) (which relates to solid and hazardous waste treatment, storage and disposal), Sunoco has initiated corrective remedial action at its facilities, formerly owned facilities and third-party sites. At the Company’s major manufacturing facilities, Sunoco has consistently assumed continued industrial use and a containment/remediation strategy focused on eliminating unacceptable risks to human health or the environment. The remediation accruals for these sites reflect that strategy. Accruals include amounts to prevent off-site migration and to contain the impact on the facility property, as well as to address known, discrete areas requiring remediation within the plants. Activities include closure of RCRA solid waste management units, recovery of hydrocarbons, handling of impacted soil, mitigation of surface water impacts and prevention of off-site migration. A change in this approach as a result of changing the intended use of a property or a sale to a third party could result in a higher cost remediation strategy in the future.

Sunoco owns or operates certain retail gasoline outlets where releases of petroleum products have occurred. Federal and state laws and regulations require that contamination caused by such releases at these sites and at formerly owned sites be assessed and remediated to meet the applicable standards. The obligation for Sunoco to remediate this type of contamination varies, depending on the extent of the release and the applicable laws and regulations. A portion of the remediation costs may be recoverable from the reimbursement fund of the applicable state, after any deductible has been met.

The accrued liability for hazardous waste sites is attributable to potential obligations to remove or mitigate the environmental effects of the disposal or release of certain pollutants at third-party sites pursuant to the Comprehensive Environmental Response Compensation and Liability Act (“CERCLA”) (which relates to releases and remediation of hazardous substances) and similar state laws. Under CERCLA, Sunoco is potentially subject to joint and several liability for the costs of remediation at sites at which it has been identified as a “potentially responsible party” (“PRP”). As of December 31, 2011, Sunoco had been named as a PRP at 32 sites identified or potentially identifiable as “Superfund” sites under federal and state law. The Company is usually one of a number of companies identified as a PRP at a site. Sunoco has reviewed the nature and extent of its involvement at each site and other relevant circumstances and, based upon the other parties involved or Sunoco’s level of participation therein, believes that its potential liability associated with such sites will not be significant.

Management believes that none of the current remediation locations, which are in various stages of ongoing remediation, is individually material to Sunoco as its largest accrual for any one Superfund site, operable unit or remediation area was approximately $14 million at December 31, 2011. As a result, Sunoco’s exposure to adverse developments with respect to any individual site is not expected to be material. However, if changes in environmental laws or regulations occur or the assumptions used to estimate losses at multiple sites are adjusted, such changes could impact multiple Sunoco facilities, formerly owned facilities and third-party sites at the same time. As a result, from time to time, significant charges against income for environmental remediation may occur; however, management does not believe that any such charges would have a material adverse impact on the Company’s consolidated financial position.

The Company maintains insurance programs that cover certain of its existing or potential environmental liabilities, which programs vary by year, type and extent of coverage. For underground storage tank remediations, the Company can also seek reimbursement through various state funds of certain remediation costs above a deductible amount. For certain acquired properties, the Company has entered into arrangements with the sellers or others that allocate environmental liabilities and provide indemnities to the Company for remediating contamination that occurred prior to the acquisition dates. Some of these environmental indemnifications are subject to caps and limits. No accruals have been recorded for any potential contingent liabilities that will be funded by the prior owners as management does not believe, based on current information, that it is likely that any of the former owners will not perform under any of these agreements. Other than the preceding arrangements, the Company has not entered into any arrangements with third parties to mitigate its exposure to loss from environmental contamination. Claims for recovery of environmental liabilities that are probable of realization totaled $12 million at December 31, 2011 and are included principally in deferred charges and other assets in the consolidated balance sheets.

MTBE Litigation

Sunoco, along with other refiners, manufacturers and sellers of gasoline, is a defendant in lawsuits alleging MTBE contamination of groundwater. The plaintiffs typically include water purveyors and municipalities responsible for supplying drinking water and governmental authorities. The plaintiffs are asserting primarily product liability claims and additional claims including nuisance, trespass, negligence, violation of environmental laws and deceptive business practices. The plaintiffs in all of the cases are seeking to recover compensatory damages, and in some cases, injunctive relief, punitive damages and attorneys’ fees.

As of December 31, 2011, Sunoco was a defendant in approximately three lawsuits involving two states and Puerto Rico. Two of the cases are venued in a multidistrict proceeding in a New York federal court. The remaining lawsuit is pending in a New Hampshire state court. All three cases assert natural resource damage claims. In addition, Sunoco recently received notice from another state that it intends to file an MTBE lawsuit in the near future asserting natural resource damage claims.

Discovery is proceeding in all of these cases and accruals have been established where the losses are probable and reasonably estimable. In two of the cases, there has been insufficient information developed about the plaintiffs’ legal theories or the facts in the natural resource damage claims that would be relevant to an analysis of the ultimate liability of Sunoco in these matters; however, it is reasonably possible that a loss may be realized. Management believes that the MTBE cases could have a significant impact on results of operations for any future period, but does not believe that the cases will have a material adverse effect on its consolidated financial position.

During 2011, Sunoco settled seven MTBE contamination cases and several unfiled claims. The settlements were not material to Sunoco’s results of operations or cash flows for 2011. During the third quarter of 2010, the Company reached agreement concerning insurance coverage for certain previously incurred and potential future costs related to MTBE litigation, including the matters described above. In connection with this settlement, the Company recognized a $16 million gain ($9 million after tax).

Other

SunCoke Energy is subject to indemnity agreements with current and former third-party investors of Indiana Harbor and Jewell related to certain tax benefits that they earned as limited partners. Based on the partnerships’ statute of limitations, as well as published filings of the limited partners, SunCoke Energy believes that tax audits for years 2006 and 2007 may still be open for the limited partners and subject to examination. Sunoco guarantees SunCoke Energy’s performance under the indemnification to the current third party investor of Indiana Harbor and the former investor at Jewell which includes approximately $53 million of tax credits that were taken by such investors. As of December 31, 2011, SunCoke Energy has not been notified by the limited partners that such items are under examination and further believes that the potential for any claims under the indemnity agreements is remote.

Conclusion

Many other legal and administrative proceedings are pending or may be brought against Sunoco arising out of its current and past operations, including matters related to commercial and tax disputes, product liability, antitrust, employment claims, leaks from pipelines and underground storage tanks, natural resource damage claims, premises-liability claims, allegations of exposures of third parties to toxic substances (such as benzene or asbestos) and general environmental claims. Although the ultimate outcome of these proceedings and other matters identified above cannot be ascertained at this time, it is reasonably possible that some of these matters could be resolved unfavorably to Sunoco. Management believes that these matters could have a significant impact on results of operations for any future period. However, management does not believe that any additional liabilities which may arise pertaining to such matters would be material in relation to the consolidated financial position of Sunoco at December 31, 2011.